


                                                                                                                  Exhibit 99(i)
                                                       MERRILL LYNCH & CO., INC.
                                                PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                                  For the Three Months Ended              Percent Inc / (Dec)
                                                          -------------------------------------------   -----------------------
                                                          December 31,   September 24,   December 25,    4Q99 vs.     4Q99 vs.
(in millions, except per share amounts)                       1999            1999           1998          3Q99         4Q98
                                                          ------------   -------------   ------------   ----------   ----------

NET REVENUES
  Commissions                                                  $ 1,735         $ 1,440        $ 1,424         20.5 %       21.8 %
  Principal transactions                                           794           1,059            211        (25.0)       276.3
  Investment banking                                             1,125             948            824         18.7         36.5
  Asset management and portfolio service fees                    1,301           1,183          1,046         10.0         24.4
  Other                                                            296             117            256        153.0         15.6
                                                               -------         -------        -------
    Subtotal                                                     5,251           4,747          3,761         10.6         39.6

  Interest and dividends                                         4,019           3,665          4,084          9.7         (1.6)
  Interest expense                                               3,375           3,144          3,764          7.3        (10.3)
                                                               -------         -------        -------
    Net interest profit                                            644             521            320         23.6        101.3

  TOTAL NET REVENUES                                             5,895           5,268          4,081         11.9         44.4
                                                               -------         -------        -------

NON-INTEREST EXPENSES
  Compensation and benefits                                      2,916           2,746          2,218          6.2         31.5
  Communications and technology                                    541             481            438         12.5         23.5
  Occupancy and related depreciation                               252             230            222          9.6         13.5
  Advertising and market development                               236             190            107         24.2        120.6
  Brokerage, clearing, and exchange fees                           184             170            174          8.2          5.7
  Professional fees                                                163             144             93         13.2         75.3
  Goodwill amortization                                             57              57             61           -          (6.6)
  Other                                                            386             359            249          7.5         55.0
                                                               -------         -------        -------

  TOTAL NON-INTEREST EXPENSES                                    4,735           4,377          3,562          8.2         32.9
                                                               -------         -------        -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                 1,160             891            519         30.2        123.5

Income tax expense                                                 346             271            119         27.7        190.8

Dividends on preferred securities issued by subsidiaries            50              48             41          4.2         22.0
                                                               -------         -------        -------

NET EARNINGS                                                   $   764         $   572        $   359         33.6        112.8
                                                               =======         =======        =======

Preferred stock dividends                                      $     9         $    10        $    10        (10.0)       (10.0)
                                                               -------         -------        -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                 $   755         $   562        $   349         34.3        116.3
                                                               =======         =======        =======

EARNINGS PER COMMON SHARE
  Basic                                                        $  2.03         $  1.52        $  0.97         33.6        109.3
  Diluted                                                         1.80            1.34           0.86         34.3        109.3

AVERAGE SHARES
  Basic                                                          372.0           370.3          359.9          0.5          3.4
  Diluted                                                        420.6           419.1          404.9          0.4          3.9

-------------------------------------------------------------------------------------------------------------------------------
CASH BASIS (1)
  Net Earnings                                                 $   821         $   629        $   420         30.5         95.5
  Earnings per Common Share - Basic                               2.18            1.67           1.14         30.5         91.2
  Earnings per Common Share - Diluted                             1.93            1.48           1.01         30.4         91.1
-------------------------------------------------------------------------------------------------------------------------------


(1)    Cash basis excludes goodwill amortization.
Note:  Certain prior period amounts have been restated to conform to the current period presentation.

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                                       7
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


                                                                                       Exhibit 99(i)
                                                MERRILL LYNCH & CO., INC.
                                         PRELIMINARY UNAUDITED EARNINGS SUMMARY


                                                               For the Year Ended
                                                          ----------------------------
                                                          December 31,    December 25,     Percent
(in millions, except per share amounts)                       1999            1998       Inc / (Dec)
                                                          ------------    ------------   -----------

NET REVENUES
  Commissions                                                  $ 6,334         $ 5,799           9.2 %
  Principal transactions                                         4,361           2,651          64.5
  Investment banking                                             3,614           3,264          10.7
  Asset management and portfolio service fees                    4,753           4,202          13.1
  Other                                                            720             623          15.6
                                                               -------         -------
    Subtotal                                                    19,782          16,539          19.6

  Interest and dividends                                        15,097          18,035         (16.3)
  Interest expense                                              13,010          17,027         (23.6)
                                                               -------         -------
    Net interest profit                                          2,087           1,008         107.0

  TOTAL NET REVENUES                                            21,869          17,547          24.6
                                                               -------         -------

NON-INTEREST EXPENSES
  Compensation and benefits                                     11,153           9,199          21.2
  Communications and technology                                  2,038           1,749          16.5
  Occupancy and related depreciation                               941             867           8.5
  Advertising and market development                               779             688          13.2
  Brokerage, clearing, and exchange fees                           678             683          (0.7)
  Professional fees                                                567             552           2.7
  Goodwill amortization                                            227             226           0.4
  Provision for costs related to staff reductions                   -              430           N/M
  Other                                                          1,408           1,057          33.2
                                                               -------         -------

  TOTAL NON-INTEREST EXPENSES                                   17,791          15,451          15.1
                                                               -------         -------

EARNINGS BEFORE INCOME TAXES AND DIVIDENDS
  ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES                 4,078           2,096          94.6

Income tax expense                                               1,265             713          77.4

Dividends on preferred securities issued by subsidiaries           195             124          57.3
                                                               -------         -------

NET EARNINGS                                                   $ 2,618         $ 1,259         107.9
                                                               =======         =======

Preferred stock dividends                                      $    38         $    39          (2.6)
                                                               -------         -------

NET EARNINGS APPLICABLE TO COMMON STOCKHOLDERS                 $ 2,580         $ 1,220         111.5
                                                               =======         =======

EARNINGS PER COMMON SHARE
  Basic                                                        $  7.00         $  3.43         104.1
  Diluted                                                         6.17            3.00         105.7

AVERAGE SHARES
  Basic                                                          368.7           355.6           3.7
  Diluted                                                        418.1           406.3           2.9

----------------------------------------------------------------------------------------------------
CASH BASIS (1)
  Net Earnings                                                 $ 2,845         $ 1,485          91.6
  Earnings per Common Share - Basic                               7.61            4.07          87.0
  Earnings per Common Share - Diluted                             6.71            3.56          88.5
----------------------------------------------------------------------------------------------------


(1)    Cash basis excludes goodwill amortization.
Note:  Certain prior period amounts have been restated to conform to the current period presentation.
N/M    Not meaningful.

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